Note 13 - Retirement And Pension Plans (Details) - Amounts recognized in accumulated other comprehensive income In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)
Amounts recognized in accumulated other comprehensive income [Abstract]
Net actuarial loss	$ 3,239	¥ 305,049	¥ 212,241
Obligation at transition	12	1,104	1,473
Total	$ 3,251	¥ 306,153	¥ 213,714